UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2024
Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue
New York,	NY	10118
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	COTY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.07     Submission of Matters to a Vote of the Security Holders.

On November 7, 2024, Coty Inc. (the “Company”) held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the three proposals listed below, each of which is described in more detail in the Company’s Proxy Statement. There were 752,503,720 shares of Class A Common Stock in the aggregate present at the beginning of the Annual Meeting in person or by proxy, which represented 84.39% of all votes entitled to be voted at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A Common Stock were entitled to one vote per share held and holders of the Company’s Series B Preferred Stock were entitled to 163.274 votes per share held as of the close of business on September 13, 2024, the Record Date.

Final voting results are shown below.

Each proposal was determined by a majority of the aggregate votes cast, except that the election of directors was determined by plurality vote.

1. Election of Directors

The following directors were elected to the Board of Directors of the Company (the “Board”):

Director	For	Withheld	Broker Non-Votes
Beatrice Ballini	655,601,201	49,769,822	47,132,697
Joachim Creus	648,902,384	56,468,639	47,132,697
Olivier Goudet	618,579,505	86,791,518	47,132,697
Peter Harf	637,014,797	68,356,226	47,132,697
Johannes Huth	701,770,718	3,600,305	47,132,697
Maria Asuncion Aramburuzabala Larregui	675,995,077	29,375,946	47,132,697
Anna Makanju	702,024,474	3,346,549	47,132,697
Sue Nabi	650,430,705	54,940,318	47,132,697
Isabelle Parize	702,096,128	3,274,895	47,132,697
Lubomira Rochet	646,641,409	58,729,614	47,132,697
Robert Singer	693,468,375	11,902,648	47,132,697
Gordon von Bretten	648,964,319	56,406,704	47,132,697

Each of the twelve nominees for director was elected to serve until the next annual meeting of stockholders or until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Approval of Advisory Resolution on Named Executive Officer Compensation

The stockholders approved the advisory resolution on Named Executive Officer compensation:

For	Against	Abstain	Broker Non-Votes
665,312,330	39,321,543	737,150	47,132,697

3. Ratification of Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2025:

For	Against	Abstain	Broker Non-Votes
729,564,699	22,735,746	203,275	0

Item 9.01 Financial Statements and Exhibits

(d)Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coty Inc.
(Registrant)

Date: November 7, 2024	By:	/s/ Kristin Blazewicz
Kristin Blazewicz
Chief Legal Officer, General Counsel and Secretary